SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2011

MISSION COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

California	333-12892	77-0559736
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

3380 S. Higuera Street, San Luis Obispo, CA 93401
(Address of principal executive offices)
(Zip code)

(805) 782-5000
(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)  On October 25, 2011, Mission Community Bancorp (the “Company”) dismissed its independent public accounting firm, Perry-Smith LLP (“Perry-Smith”).  The decision to replace Perry-Smith was approved by the Audit Committee of the Board of Directors of the Company.  Perry-Smith audited the consolidated financial statements of the Company for its fiscal year ended December 31, 2010.  Perry-Smith’s report on the Company’s financial statements for this period did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.  Perry-Smith did not audit the financial statements of the Company for its fiscal year ended December 31, 2009.

During the fiscal year ended December 31, 2010 and the subsequent interim period from January 1, 2011 through October 25, 2011, there were no disagreements between Perry-Smith and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Perry-Smith, would have caused them to make reference to the subject matter of the disagreements in connection with its report.  None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal year ended December 31, 2010 or through October 25, 2011.

The Company has requested that Perry-Smith review the disclosure in this Report on Form 8-K and Perry-Smith has been given the opportunity to furnish the Company with a copy of its letter addressed to the Securities Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company herein.  Such letter is filed as an exhibit to this Report.

(b)  On October 25, 2011 the Company’s Audit Committee engaged McGladrey & Pullen, LLP (“McGladrey”) as the Company’s new independent registered public accounting firm for the Company’s 2011 fiscal year.  During the Company’s two most recent fiscal years and the subsequent interim period preceding McGladrey’s engagement, neither the Company nor anyone on behalf of the Company, consulted with McGladrey regarding the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements and McGladrey did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

16	Letter re Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2011	MISSION COMMUNITY BANCORP

	By:	/s/ James Lokey
James Lokey, Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit Title

16	Letter re Change in Certifying Accountant